Exhibit 99.1



CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORTS  PURSUANT  TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



The undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report for the Rollins 401(k) Plan on Form 11-K for the period ended December 31, 2002, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.


Date:  June 30, 2003                      /s/ Harry J. Cynkus
                                         ---------------------------------
                                           Harry J. Cynkus
                                           Plan Administrator


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